                                                                 EXHIBIT 10.27.2

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

        This Third Amendment to Employment Agreement (the "Amendment") is made as of December 22, 2000, between Radiance Medical Systems, Inc., a Delaware corporation (the "Company"), and Michael R. Henson, an individual ("Executive").

                                    RECITALS

        WHEREAS, the Company currently employs Executive pursuant to that certain Employment Agreement dated January 14, 1999, as amended on February 1, 1999 and December 10, 1999 (the "Employment Agreement"); and

        WHEREAS, the Company and Executive desire to amend the Employment Agreement to change the Executive's position, job responsibility and salary as set forth in the Employment Agreement, and as provided in greater detail below;

        NOW THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth and for other valuable consideration, the Company and Executive hereby agree as follows:

                                   AGREEMENT

        1.      DEFINITIONS.

        Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Employment Agreement.

        2.      AMENDMENT TO SECTION 1 OF THE EMPLOYMENT AGREEMENT.

        Section 1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                "1.     EMPLOYMENT. Effective January 1, 2001, the Company
        hereby agrees to employ the Executive as the Chairman of the Board of Directors, reporting to the Board of Directors of the Company, and the Executive accepts such employment and agrees to devote one-half of all his business time and effort and skills on such reasonable duties as shall be assigned to him by the Company commensurate with such position."

        3.      AMENDMENT TO SECTION 3.1 OF THE EMPLOYMENT AGREEMENT.

        Section 3.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                "3.1    SERVICE WITH THE COMPANY. Effective January 1, 2001,
        during the term of this Agreement, the Executive agrees to perform such reasonable duties and on such basis as shall be assigned to him from time to time by the Board of Directors; such duties, however, to be commensurate with the Executive's position as Chairman of the Board of Directors of the Company. In particular, and without limitation, such duties shall include, within the guidelines set by the Board of Directors, developing strategic policies for the Company, coordinating the Board of Directors activities and the various committees of the Board of Directors, including but not limited to the Audit Committee and the Compensation

     Committee, and managing projects as requested by the Board of Directors."

     4.  AMENDMENT TO SECTIONS 4.1. AND 4.2 OF THE EMPLOYMENT AGREEMENT.

     Sections 4.1 and 4.2 of the Employment Agreement are hereby amended as follows:

          Effective January 1, 2001, Executive's Base Salary is $160,000 and the Executive will not be eligible for a bonus.

     5.   MISCELLANEOUS.

          (a) Continuing Force and Effect. Except as herein expressly amended, all terms, covenants and provisions of the Employment Agreement are and shall remain in full force and effect and all references therein to such Employment Agreement shall henceforth refer to the Employment Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Employment Agreement.

          (b) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, we have set our hands hereto as of the date first above written.

RADIANCE MEDICAL SYSTEMS, INC.


/s/ JEFFREY THIEL
--------------------------------------------
Jeffrey Thiel, President and Chief Executive
Officer


EXECUTIVE


/s/ MICHAEL R. HENSON
--------------------------------------------
Michael R. Henson


                                       2